Highland Funds I	Summary Prospectus October 31, 2013

Highland Long/Short Equity Fund

(formerly “Pyxis Long/Short Equity Fund”)

Class A  HEOAX    Class C  HEOCX    Class Z  HEOZX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at https://www.highlandfunds.com/Funds---Performance/Mutual-Funds/Alternative-Investment/Long-Short-Equity. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@highlandfunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated October 31, 2013 are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of Highland Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Fees and Expenses for Class A, Class C and Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 43 of the Fund’s Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 58 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None
Redemption Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)

	Class A	Class C	Class Z
Management Fees[2]	2.25%	2.25%	2.25%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	1.19%	1.23%	1.29%
Dividend Expense on Short Sales	0.66%	0.67%	0.71%
Remainder of Other Expenses	0.53%	0.56%	0.58%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses[1]	3.87%	4.56%	3.62%
Management Fee Waiver[2]	-1.25%	-1.25%	-1.25%
Total Annual Fund Operating Expenses After Management Fee Waiver	2.62%	3.31%	2.37%
1	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. This fee waiver will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Management Fee Waiver for the first year and on the Total Annual Operating Expenses for the remaining years. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years
Class A:	$801	$1,559	$2,333	$4,347
Class C: if you did not sell your shares	$334	$1,266	$2,206	$4,591
if you sold all your shares at the end of the period	$434	$1,266	$2,206	$4,591
Class Z:	$240	$993	$1,768	$3,800

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 706% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and derivatives on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization and the Fund may invest in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. The investment adviser seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the investment adviser will be successful in doing so.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including options, futures, forwards and swaps (including credit default swaps) as tools in the management of portfolio assets. The Fund may use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. In addition, the Fund may seek additional income by making secured loans of its portfolio securities.

The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction;

Highland Funds I Summary Prospectus

October 31, 2013

(x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.

The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk. Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk. The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer maturities.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk. Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk. The price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk. The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Interest Rate Risk. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk. The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk. The Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk. As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk. High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund has experienced high portfolio turnover rates.

Risk of Substantial Redemptions. If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk. The fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Short Sales Risk. This is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”), which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such

Highland Funds I Summary Prospectus

October 31, 2013

companies are typically more volatile than securities of larger capitalization companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class C and Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting https://www.highlandfunds.com/Funds———Performance/Mutual-Funds/Alternative-Investment/Long-Short-Equity or by calling 1-877-665-1287.

Annual Total Return1

(As of December 31 for Class A Shares)

1	The Fund’s year-to-date total return for Class A Shares through September 30, 2013 was 9.15%.

The highest calendar quarter total return for Class A Shares of the Fund was 10.42% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was (5.59)% for the quarter ended September 30, 2008.

Performance Table

Annualized Total Returns for the period ended December 31, 2012

	1 Year	5 Year	Since Inception (12/5/06)
Class A
Returns Before Taxes	-1.47%	1.26%	2.41%
Return After Taxes on Distributions	-2.40%	0.81%	1.82%
Return After Taxes on Distributions and Redemptions	-0.96%	0.82%	1.73%
Returns Before Taxes
Class C	2.82%	1.84%	2.79%
Class Z	4.57%	2.75%	3.69%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 11/30/06)	16.00%	1.66%	2.40%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C and Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The 1 year average annual return after taxes on distributions and redemptions is higher than the 1 year average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Managers	Managed the Fund Since	Title with Adviser
Jonathan Lamensdorf	October 2008	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums
Initial Investment	$2,500
Subsequent Investments	$50

In general, you may redeem shares on any business day:

•	Through your Financial Intermediary,

•	By writing to Highland Funds I — Highland Long/Short Equity Fund, P.O. Box 8656, Boston, Massachusetts, 02266-8656, or

•	By calling Boston Financial Data Services Inc. at l-877-665-1287.

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Highland Funds I Summary Prospectus

October 31, 2013

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